 EXHIBIT 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky

Chief Financial Officer

818-591-9800

UNICO AMERICAN CORPORATION REPORTS

SECOND QUARTER 2020 FINANCIAL RESULTS

Calabasas, CA, August 14, 2020 – Unico American Corporation (NASDAQ – “UNAM”) (“Unico” or the “Company”), announced today its consolidated financial results for the three and six months ended June 30, 2020. For the three months ended June 30, 2020, net loss was $434,814 ($0.08 diluted loss per share) compared to net loss of $276,677 ($0.05 diluted loss per share) for the three months ended June 30, 2019. For the six months ended June 30, 2020, net loss was $1,478,640 ($0.28 diluted loss per share) compared to net loss $947,751 ($0.18 diluted loss per share) for the six months ended June 30, 2019. Book value per share was $10.37 and $10.38 at June 30, 2020, and December 31, 2019, respectively.

Results of Operations

	Three Months Ended June 30
			Decrease
	2020	2019	$	%

Gross written premium	$8,781,127	$9,454,402	$(673,275)	(7)%
Net investment income	$489,498	$530,745	$(41,247)	(8)%
Gross commission and fees	$457,886	$527,825	$(69,939)	(13)%
Losses and loss adjustment expenses	$4,888,906	$5,058,951	$(170,045)	(3)%
Policy acquisition costs	$1,202,026	$1,289,481	$(87,455)	(7)%

The decrease in gross written premium during the three months ended June 30, 2020, was due primarily to coronavirus-related contraction in the Food, Beverage & Entertainment underwriting vertical for Crusader Insurance Company (“Crusader”), the Company’s wholly owned subsidiary.

The decrease in net investment income during the three months ended June 30, 2020, was due primarily to a decrease in average invested assets.

The decrease in gross commission and fees during the three months ended June 30, 2020, was due primarily to decreases in property and casualty insurance policy fee income and health insurance program commission income.

The decrease in loss and loss adjustment expenses during the three months ended June 30, 2020, was due primarily to decreases in incurred losses and loss adjusted expenses on reported claims as a result of lower severity of Apartments & Commercial Buildings claims.

The decrease in policy acquisition costs during the three months ended June 30, 2020, was due primarily to relatively higher sales in Crusader’s Transportation underwriting vertical which pays a lower commission rate than the other verticals.

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	Six Months Ended June 30
			Increase (Decrease)
	2020	2019	$	%

Gross written premium	$17,988,013	$17,983,583	$4,430	0%
Net investment income	$1,010,190	$1,063,375	$(53,185)	(5)%
Gross commission and fees	$926,955	$1,075,270	$(148,315)	(14)%
Losses and loss adjustment expenses	$10,766,291	$10,213,394	$552,897	5%
Policy acquisition costs	$2,346,451	$2,376,194	$(29,743)	(1)%

The increase in gross written premium during the six months ended June 30, 2020, was due primarily to growth in the Transportation underwriting vertical for Crusader.

The decrease in net investment income during the six months ended June 30, 2020, was due primarily to a decrease in average invested assets.

The decrease in gross commission and fees during the six months ended June 30, 2020, was due primarily to decreases in property and casualty insurance policy fee income and health insurance program commission income.

The increase in loss and loss adjustment expenses during the six months ended June 30, 2020, was due primarily to higher claims costs related to underwriting activities in the Transportation vertical.

The decrease in policy acquisition costs during the six months ended June 30, 2020, was due primarily to relatively higher sales in Crusader’s Transportation underwriting vertical which pays a lower commission rate than the other verticals.

Management Commentary

“The second quarter results of the organization are clearly unsatisfactory. Numerous factors contributed to the disappointing net effect on shares and operating ratios. Certainly COVID-19 has impacted revenue in several industry-focused “verticals”, coupled with a systemic “business-as-unusual” transaction environment. The quarter includes several expenses that were incurred as a result of activating our new excess & special (E&S) risk initiative, permitting a venue to more accurately price acceptable but challenging opportunities. Regardless of the drivers, our focus is on improving the bottom line,” said Ron Closser, recently appointed Interim CEO, President and Board Chair.

“There are some positives: In addition to the E&S venue, the organization recognized gains on investments that reflect an evolving perspective toward returns. The corporation remains strongly capitalized with solid surplus. Quarterly losses (case incurred) show some positive improvement that will continue to be closely scrutinized for frequency and severity trends in order to determine if these promising trends are an anomaly, COVID-specific, or more pervasively reflect risk selection and retention. Most importantly, there is a reinvigorated philosophy within the organization: underwriting, claims management and organizational costs must directly correlate to stronger results. It might take a little more time to fully integrate this philosophy throughout the operation, but the fundamentals are being diagnosed and addressed.”

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Definitions and Non-GAAP Financial Measures

Written premium is a non-GAAP financial measure that is defined, under the statutory accounting practices prescribed or permitted by the California Department of Insurance, as the contractually determined amount charged by the insurance company to the policyholder for the effective period of the contract based on the expectation of risk, policy benefits, and expenses associated with the coverage provided by the terms of the policies. Written premium is a required statutory measure. Written premium is defined under U.S. generally accepted accounting principles (“GAAP”) in Accounting Standards Codification Topic 405, “Liabilities,” as “premiums on all policies an entity has issued in a period.” Earned premium, the most directly comparable GAAP measure to written premium, represents the portion of written premium that is recognized as income in the financial statements for the period presented and earned on a pro-rata basis over the terms of the policies. Written premium is intended to reflect production levels and is meant as supplemental information and not intended to replace earned premium. Such information should be read in conjunction with the GAAP financial results.

The following is a reconciliation of gross written premium (before premium ceded to reinsurers) to net earned premium (after premium ceded to reinsurers):

	Three Months Ended June 30		Six Months Ended June 30
	2020	2019	2020	2019

Gross written premium	$8,781,127	$9,454,402	$17,988,013	$17,983,583
Less: written premium ceded to reinsurers	(2,003,311)	(1,732,839)	(3,982,438)	(3,416,529)
Net written premium	6,777,816	7,721,563	14,005,575	14,567,054
Change in gross unearned premium	(20,263)	(1,200,032)	(317,324)	(1,761,809)
Change in ceded unearned premium	12,558	(3,419)	(7,006)	(22,983)
Net earned premium	$6,770,111	$6,518,112	$13,681,245	$12,782,262

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company whose subsidiaries underwrite and market property and casualty insurance, and transact health insurance, insurance premium financing and membership association services. Since 1985, the majority of Unico’s financial activity has been related to the operations of its Crusader Insurance Company subsidiary. For more information concerning Crusader Insurance Company, please visit Crusader’s website at www.crusaderinsurance.com.

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Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company’s plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, the ongoing impact of the COVID-19 outbreak; failure to meet minimum capital and surplus requirements; vulnerability to significant catastrophic property loss; a change in accounting standards issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations; downgrade in financial strength rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value and no focus on short-term earnings expectations; control by a small number of shareholders; failure to maintain effective system of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2019 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files or furnishes with the SEC from time-to-time, for other important risks and uncertainties that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, for any reason.

Financial Tables Follow –

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands)

	June 30	December 31
	2020	2019
	(Unaudited)
ASSETS
Investments
Available-for-sale:
Fixed maturities, at fair value (amortized cost: $80,941 at June 30, 2020, and $82,002 at December 31, 2019)	$84,214	$83,500
Held-to-maturity:
Fixed maturities, at amortized cost (fair value: $798 at June 30, 2020, and $798 at December 31, 2019)	798	798
Equity securities, at fair value (cost: $503 at June 30, 2020, and $0 at December 31, 2019)	525	—
Short-term investments, at fair value	2,199	2,197
Total Investments	87,736	86,495
Cash and cash equivalents	4,675	5,782
Accrued investment income	395	397
Receivables, net	4,160	4,019
Reinsurance recoverable:
Paid losses and loss adjustment expenses	361	686
Unpaid losses and loss adjustment expenses	15,807	14,726
Deferred policy acquisition costs	3,668	3,620
Property and equipment, net	10,237	10,227
Deferred income taxes	3,604	3,925
Other assets	369	430
Total Assets	$131,012	$130,307

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Unpaid losses and loss adjustment expenses	$54,877	$55,067
Unearned premiums	18,128	17,810
Advance premium and premium deposits	289	219
Accrued expenses and other liabilities	2,720	2,130
Total Liabilities	76,014	75,226

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, no par value – authorized 10,000,000 shares; 5,305,742 and 5,306,720, shares issued and outstanding at June 30, 2020, and December 31, 2019, respectively	3,772	3,773
Accumulated other comprehensive income	2,585	1,183
Retained earnings	48,641	50,125
Total Stockholders’ Equity	54,998	55,081

Total Liabilities and Stockholders' Equity	$131,012	$130,307

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

($ in thousands, except per share)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2020	2019	2020	2019
REVENUES
Insurance company operation:
Net earned premium	$6,770	$6,518	$13,681	$12,782
Investment income	489	531	1,010	1,063
Net realized investments gains (losses)	—	(5)	2	(12)
Net unrealized investments gains on equity securities	68	—	23	—
Other income (loss)	124	169	204	(92)
Total Insurance Company Operation	7,451	7,213	14,920	13,741

Other insurance operations:
Gross commissions and fees	458	528	927	1,075
Finance charges and fees earned	67	54	134	104
Other income	—	—	—	11
Total Revenues	7,976	7,795	15,981	14,931

EXPENSES
Losses and loss adjustment expenses	4,889	5,059	10,766	10,214
Policy acquisition costs	1,202	1,290	2,346	2,376
Salaries and employee benefits	1,252	1,013	2,374	2,041
Commissions to agents/brokers	24	41	50	91
Other operating expenses	994	735	1,975	1,364
Total Expenses	8,361	8,138	17,511	16,086

Loss before taxes	(385)	(343)	(1,530)	(1,155)
Income tax expense (benefit)	50	(66)	(51)	(207)
Net Loss	$(435)	$(277)	$(1,479)	$(948)

PER SHARE DATA:
Basic
Loss per share	$(0.08)	$(0.05)	$(0.28)	$(0.18)
Weighted average shares	5,305,742	5,306,938	5,306,231	5,307,021
Diluted
Loss per share	$(0.08)	$(0.05)	$(0.28)	$(0.18)
Weighted average shares	5,305,742	5,306,938	5,306,231	5,307,021

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

($ in thousands)

	Six Months Ended
	June 30
	2020	2019

Cash flows from operating activities:
Net loss	$(1,479)	$(948)
Adjustments to reconcile net loss to net cash from operations:
Depreciation and amortization	378	270
Bond amortization, net	(236)	(5)
Bad debt expense	1	(21)
Net realized investment (gains) losses	(2)	12
Net unrealized investment gains on equity securities	(23)	—
Changes in assets and liabilities:
Net receivables and accrued investment income	(139)	(801)
Reinsurance recoverable	(756)	(2,063)
Deferred policy acquisition costs	(48)	(139)
Other assets	61	300
Unpaid losses and loss adjustment expenses	(190)	(1,827)
Unearned premiums	318	1,761
Advance premium and premium deposits	70	126
Accrued expenses and other liabilities	590	(195)
Income taxes current/deferred	(53)	(231)
Net Cash Used by Operating Activities	(1,508)	(3,761)

Cash flows from investing activities:
Purchase of fixed maturity investments	(11,764)	(6,743)
Purchase of equity securities	(503)	—
Proceeds from maturity of fixed maturity investments	9,370	3,703
Proceeds from sale or call of fixed maturity investments	3,694	3,473
Net (increase) decrease in short-term investments	(2)	4,491
Additions to property and equipment	(388)	(488)
Net Cash Provided by Investing Activities	407	4,436

Cash flows from financing activities:
Repurchase of common stock	(6)	(2)
Net Cash Used by Financing Activities	(6)	(2)

Net (decrease) increase in cash and cash equivalents	(1,107)	673
Cash and cash equivalents at beginning of period	5,782	4,918
Cash and Cash Equivalents at End of Period	$4,675	$5,591

Supplemental cash flow information
Cash paid during the period for:
Interest	—	—
Income taxes	$9	$9

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